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                                                                    EXHIBIT 99.1

                                                      17855 North Dallas Parkway
                                                      Dallas, TX 75287
                                                      (NASDAQ/NMS: MKSP)

AT MARKETING SPECIALISTS                               AT MANCINI & GROESBECK
Gerald Leonard, President & CEO                        Tad Mancini, President
    (781) 828-4800                                       (801) 266-4453
Randall Oxford, Media Relations
    (972) 349-6580

FOR IMMEDIATE RELEASE
April 7, 2000

                  MARKETING SPECIALISTS AND MANCINI & GROESBECK
                             ANNOUNCE JOINT VENTURE

        PARTNERSHIP TO COMBINE STRENGTHS OF LEADING NATIONAL AND WESTERN
                  SALES, MARKETING AND MERCHANDISING COMPANIES


DALLAS... APRIL 7, 2000 - Marketing Specialists Corporation (Nasdaq/NMS: MKSP), a leading provider of outsourced sales and marketing services to manufacturers, suppliers and producers of food products and consumer goods, and Mancini & Groesbeck, Inc., a major regional sales, marketing and merchandising company serving customers in Utah, Idaho, Montana and Arizona as well as Albertson's corporate initiatives, have signed a letter of intent to enter into a joint venture effective May 1, 2000. The new entity will be called Mancini/Marketing Specialists.

"This joint venture is an exciting and mutually beneficial partnership for both Marketing Specialists and Mancini & Groesbeck because each company brings unique strengths to the table," said Jerry Leonard, president and chief executive officer of Marketing Specialists. "Although Marketing Specialists has achieved national penetration, we will continue to partner with regional brokerages that have a strong, concentrated market share, such as Mancini & Groesbeck. This new alliance will enable Marketing Specialists to significantly strengthen its coverage in key Western states."

"I'm delighted to be a part of an organization with the reputation, market expertise and national reach of Marketing Specialists," said Tad Mancini, president of Mancini & Groesbeck. "Mancini & Groesbeck will benefit from our association with a national broker, and the joint venture will enhance the services that we provide manufacturers and retailers in our Western markets. With the dramatic growth of the Intermountain and Southwest regions of the United States, as well as retailer expansion, the business potential and enhanced career opportunities for our associates are significant."

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MARKETING SPECIALISTS AND MANCINI & GROESBECK                        PAGE 2 OF 2
ANNOUNCE JOINT VENTURE


Under the terms of the agreement, the joint venture will operate from Mancini & Groesbeck's facilities in Salt Lake City; Boise, Idaho; Billings, Mont.; and Scottsdale, Ariz. (Albertson's drug initiatives only). Tad Mancini will serve as president and managing partner of Mancini/Marketing Specialists, working closely with Marketing Specialists President & CEO Jerry Leonard and Marketing Specialists Western Division President Chris Adderton.

Founded in 1962 by Vince Mancini, Mancini & Groesbeck serves leading manufacturers and retailers in the frozen/perishable, confection, HBC/GM, grocery/household and convenience store trade channels throughout Utah, Idaho, Montana and Arizona. Mancini & Groesbeck maintains a staff of 130 associates based in the company's Salt Lake City, Boise, Billings and Scottsdale offices.

Marketing Specialists Corporation provides outsourced sales, marketing and merchandising services to manufacturers of food and other consumer products. With some 7,000 associates located in 65 offices throughout the nation, Marketing Specialists is one of the two largest food brokers in the United States.

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THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH ARE, IN SOME CASES, BEYOND THE CONTROL OF MARKETING SPECIALISTS. ACTUAL EVENTS, PERFORMANCE AND RESULTS COULD DIFFER MATERIALLY FROM THE ANTICIPATED EVENTS, PERFORMANCE OR RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE FACTORS WHICH MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS, MARKETING SPECIALISTS' ABILITY TO CONSUMMATE ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LETTERS OF INTENT TO WHICH MARKETING SPECIALISTS IS A PARTY; MARKETING SPECIALISTS' ABILITY TO SUCCESSFULLY INTEGRATE ANY FUTURE AND PAST ACQUISITIONS; THE COMPETITIVE ENVIRONMENT; AND GENERAL ECONOMIC CONDITIONS. FOR FURTHER INFORMATION, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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